Unsecured senior notes	12 Months Ended
Mar. 31, 2019
Unsecured senior notes
Unsecured senior notes
Unsecured senior notes

20.Unsecured senior notes

In November 2014, the Company issued unsecured senior notes including floating rate and fixed rate notes with varying maturities for an aggregate principal amount of US$8.0 billion (the “2014 Senior Notes”), of which US$1.3 billion was repaid in November 2017. The 2014 Senior Notes are senior unsecured obligations that are listed on the HKSE, and interest is payable in arrears, quarterly for the floating rate notes and semiannually for the fixed‑rate notes.

In December 2017, the Company issued another series of unsecured fixed rate senior notes with varying maturities for an aggregate principal amount of US$7.0 billion (the “2017 Senior Notes”). The 2017 Senior Notes are senior unsecured obligations that are listed on the Singapore Stock Exchange, and interest is payable in arrears semiannually.

The following table provides a summary of the Company’s unsecured senior notes as of March 31, 2018 and 2019:

	As of March 31,		Effective
	2018	2019	interest rate
	(in millions of RMB)
US$2,250 million 2.500% notes due 2019	14,083	15,110	2.67%
US$1,500 million 3.125% notes due 2021	9,365	10,044	3.26%
US$700 million 2.800% notes due 2023	4,372	4,687	2.90%
US$2,250 million 3.600% notes due 2024	14,050	15,061	3.68%
US$2,550 million 3.400% notes due 2027	15,848	16,989	3.52%
US$700 million 4.500% notes due 2034	4,339	4,650	4.60%
US$1,000 million 4.000% notes due 2037	6,219	6,663	4.06%
US$1,750 million 4.200% notes due 2047	10,880	11,655	4.25%
US$1,000 million 4.400% notes due 2057	6,216	6,658	4.44%
Carrying value	85,372	91,517
Unamortized discount and debt issuance costs	624	589
Total principal amounts of unsecured senior notes	85,996	92,106
Less: current portion of principal amounts of unsecured senior notes	—	(15,127)
Non-current portion of principal amounts of unsecured senior notes	85,996	76,979

The 2014 Senior Notes and the 2017 Senior Notes were issued at a discount with a total amount of US$47 million (RMB297 million). The debt issuance costs of US$82 million (RMB517 million) were presented as a direct deduction from the principal amount of the unsecured senior notes on the consolidated balance sheets. The effective interest rates for the unsecured senior notes include the interest charged on the notes as well as amortization of the debt discounts and debt issuance costs.

The 2014 Senior Notes and the 2017 Senior Notes contain covenants including, among others, limitation on liens, consolidation, merger and sale of the Company’s assets. As of March 31, 2019, the Company is in compliance with all these covenants. In addition, the 2014 Senior Notes and the 2017 Senior Notes rank senior in right of payment to all of the Company’s existing and future indebtedness expressly subordinated in right of payment to the notes and rank at least equally in right of payment with all of the Company’s existing and future unsecured unsubordinated indebtedness (subject to any priority rights pursuant to applicable law).

The proceeds from issuance of the 2014 Senior Notes were used in full to refinance a previous syndicated loan in the same amount. The proceeds from the issuance of the 2017 Senior Notes were used for general corporate purposes.

As of March 31, 2019, the future principal payments for the Company’s unsecured senior notes will be due according to the following schedule:

Principal amounts
(in millions of RMB)
Within 1 year	15,127
Between 1 to 2 years	—
Between 2 to 3 years	10,084
Between 3 to 4 years	—
Between 4 to 5 years	4,706
Thereafter	62,189
92,106

As of March 31, 2018 and 2019, the fair values of the Company’s unsecured senior notes, based on Level 2 inputs, were US$13,317 million (RMB83,590 million) and US$13,679 million (RMB91,964 million), respectively.